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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 28, 2003



                              DELTA AIR LINES, INC.
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             (Exact name of registrant as specified in its charter)



              Delaware                 1-5424            58-0218548
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    (State or other jurisdiction    (Commission        (IRS Employer
         of incorporation)          File Number)    Identification No.)



                  P.O. Box 20706, Atlanta, Georgia 30320-6001
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600

                  Registrant's Web site address: www.delta.com



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

Pricing of Convertible Senior Note Offering

Delta Air Lines, Inc. ("Delta") today issued a press release announcing the pricing of its offering of $300 million aggregate principal amount of 8% Convertible Senior Notes due 2023, to qualified institutional buyers pursuant to Rule 144A, and to non-U.S. persons pursuant to Regulation S, under the Securities Act of 1933, as amended. Delta also granted the initial purchasers of the notes a 30-day option to purchase up to an additional $50 million principal amount of the notes. The press release is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(C)   EXHIBITS

      Exhibit 99.1 Press Release dated May 28, 2003, titled "Delta Air Lines Prices $300 Million of Convertible Senior Notes".



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DELTA AIR LINES, INC.


                                   BY:   /s/ Edward H. Bastian
                                         --------------------------
                                         Edward H. Bastian
                                         Senior Vice President - Finance and
                                          Controller




Date:    May 28, 2003


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                                  EXHIBIT INDEX

Exhibit Number                      Description

 Exhibit 99.1 Press Release dated May 28, 2003, titled "Delta Air Lines Prices $300 Million of Convertible Senior Notes".


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